Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002, 18 U.S.C. SECTION 1350

I, Alf Melin, Executive Vice President and Chief Financial Officer of TechnipFMC plc (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a) The Annual Report on Form 10-K of the Company for the period ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2026

/s/ ALF MELIN
Alf Melin
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)